SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is September 15, 2017.

MFS® International Value Fund

Effective October 16, 2017, the following language replaces the third through the sixth paragraphs in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," the second through the fifth paragraphs under the main heading entitled "Description of Share Classes," and the fourth through the seventh paragraphs in the section entitled "How to Purchase Shares" under main heading entitled "How to Purchase, Redeem, and Exchange Shares":

Effective at the close of business on May 29, 2015 (the "Closing Date"), the fund was closed to new investors subject to certain exceptions.  Shareholders of the fund as of October 16, 2017 can continue to make additional purchases and reinvest distributions in the fund in any account open as of October 16, 2017.  Shareholders of the fund as of October 16, 2017 may also: 1) exercise their one-time Reinstatement Privilege to reinvest in shares of the fund within 90 days of a redemption of fund shares, and 2) transfer some or all of the shares in their account to another account and such account will be treated as having been open as of October 16, 2017.
In addition, shares of the fund may continue to be purchased by the following investors:
1)
Purchases by retirement plans other than traditional IRAs, SIMPLE IRAs, Roth IRAs, SEP plans, and SARSEP plans if the fund was offered or selected as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) as of October 16, 2017;

2)
Purchases by qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, if the fund was offered as an investment option by such program on the Closing Date; and

3)
Purchases through accounts maintained by a financial intermediary on its books for which investment decisions are determined by the financial intermediary's home office discretionary model portfolios that are controlled by a centralized group responsible for creating such model portfolios and that included the fund as of October 16, 2017.  (Approved and recommended fund lists are not included within this exception.)

The fund reserves the right to make additional exceptions, modify or limit the above exceptions, or re-open the fund at any time without prior notice.
Financial intermediaries are responsible for enforcing these restrictions with respect to their investors.  MFS' ability to monitor financial intermediaries' enforcement of these restrictions is limited by operational systems and the cooperation of financial intermediaries.  In addition, with respect to omnibus accounts, MFS' ability to monitor is also limited by a lack of information with respect to the underlying shareholder accounts.

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